EXHIBIT 99.2

Supplemental Investor Package
___________________________________________________
Second Quarter 2012

Investor Contact:
Jennifer DiBerardino
Senior Vice President, Investor Relations and Treasurer
Tel:  973-948-1364
jennifer.diberardino@selective.com

Selective Insurance Group, Inc.
Selected Balance Sheet Data (unaudited)
($ in thousands, except per share amounts)

	June 30,				June 30,				December 31,
	2012				2011				2011
				Unrecognized/				Unrecognized/				Unrecognized/
	Balance		Market	Unrealized	Balance		Market	Unrealized	Balance		Market	Unrealized
	Sheet		Value	Gain/(Loss)	Sheet		Value	Gain/(Loss)	Sheet		Value	Gain/(Loss)
Invested Assets:
Corporate bonds[1]	$2,127,036		776,480	26,312	$1,833,490		1,852,486	52,861	$1,967,498		1,981,909	73,085
Gov't\ Municipal bonds	1,639,471		3,034,507	172,001	1,762,325		1,793,729	91,461	1,642,223		1,673,508	108,694
Total bonds	3,766,507		3,810,987	198,313	3,595,815		3,646,215	144,322	3,609,721		3,655,417	181,779
Equities	148,117		148,117	17,860	136,577		136,577	8,390	157,355		157,355	13,529
Short-term investments	135,823		135,823	-	142,809		142,809	-	217,044		217,044	-
Other investments	125,540		125,540	(4,517)	132,137		132,137	(4,255)	128,301		128,301	(4,520)
Total invested assets	4,175,987		4,220,467	211,656	4,007,338		4,057,738	148,457	4,112,421		4,158,117	190,788

Invested assets per $ of stockholders' equity[2]	3.85				3.83				3.89

Total assets[2]	5,687,408				5,314,673				5,685,469

Liabilities:
Reserve for losses and loss expenses	3,044,363				2,898,592				3,144,924
Unearned premium reserve	970,806				858,627				906,991

Total liabilities	4,602,362				4,268,614				4,627,141

Stockholders' equity[2]	1,085,046				1,046,059				1,058,328

Total debt to capitalization ratio[2]	22.1%				20.1%				22.5%
Adjusted total debt to capitalization ratio [2,3]	15.6%				13.2%				15.9%

Book value per share[2]	19.75				19.31				19.45

Book value per share excluding
unrealized gain or loss on bond portfolio[2]	17.93				18.19				17.82

NPW per insurance segment employee (excludes E&S)	807				760				791

Statutory premiums to surplus ratio	1.5	x			1.3	x			1.4	x

Statutory surplus	1,067,881				1,070,297				1,062,707

[1] Includes mortgage-backed and asset-backed securities.
[2] Prior year results have been restated to reflect the adoption of ASU 2010-26, "Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts."
[3] The adjusted debt to capitalization ratio reflects an estimated equity treatment of 90% applied to our $100 million Junior Subordinated Notes issued September 25, 2006 as applied by A.M. Best.

Selective Insurance Group, Inc.
Selected Income Statement Data (unaudited)
June 2012		THREE MONTHS ENDED June 30,				SIX MONTHS ENDED June 30,
($ in thousands, except per share amounts)		2012		2011		2012		2011
			Per diluted share		Per diluted share		Per diluted share		Per diluted share
Consolidated
Revenue		$428,907		$399,570		$848,255		$803,026
Operating income[1]		172	0.01	72	-	15,432	0.28	16,828	0.31
Net realized gains, after tax		116	-	1,395	0.03	2,949	0.05	5,139	0.09
Net income[1]		288	0.01	1,467	0.03	18,381	0.33	21,967	0.40
Operating return on equity[1]		0.1%		0.0%		2.9%		3.3%

Insurance Operations
Gross premiums written		512,267		449,132		1,010,222		878,127
Net premiums written		425,563		374,503		845,735		736,338
Net premiums earned		392,212		355,580		771,041		706,923
Underwriting loss[1]	- before tax	(26,962)		(34,002)		(28,325)		(46,700)
	- after tax	(17,525)	(0.31)	(22,101)	(0.40)	(18,411)	(0.33)	(30,355)	(0.55)
GAAP combined ratio[1]		106.9%		109.6%		103.7%		106.6%

Commercial lines
Net premiums earned		322,256		290,295		632,476		577,058
GAAP combined ratio[1]		106.1%		108.1%		103.8%		105.1%
Personal lines
Net premiums earned		69,956		65,285		138,565		129,865
GAAP combined ratio[1]		110.6%		116.2%		103.1%		113.1%

Investments
Net investment income	- before tax	34,006		39,345		66,634		82,818
	- after tax	25,710	0.46	29,420	0.53	50,485	0.91	61,545	1.12
Effective tax rate		24.4%		25.2%		24.2%		25.7%
Annual after-tax yield on investment portfolio						2.4%		3.1%
Annual after-tax, after-interest expense yield						2.1%		2.8%
Invested assets per $ of stockholders' equity						3.85		3.83

Other expenses (net of other income)
Interest expense	- before tax	(4,723)		(4,559)		(9,423)		(9,116)
	- after tax	(3,070)	(0.06)	(2,963)	(0.05)	(6,125)	(0.11)	(5,925)	(0.11)

Other Expense - after tax		$(4,944)	(0.08)	$(4,284)	(0.08)	$(10,517)	(0.19)	$(8,437)	(0.15)

Diluted weighted avg shares outstanding		55,681		55,135		55,642		55,092

[1] Prior year results have been restated to reflect the adoption of ASU 2010-26, "Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts."

Selective Insurance Group, Inc. and Consolidated Subsidiaries
GAAP Investment Income
(unaudited)
($ in thousands)

	For the three months ended		%	Year to Date		%
	June	June	Increase	June	June	Increase
	2012	2011	(Decrease)	2012	2011	(Decrease)
Investment Income:
Interest:
Fixed Maturity Securities	$31,759	32,752	(3.0)	$63,109	65,875	(4.2)
Short-term	29	33	(12.1)	67	95	(29.5)
Other Investments:
Alternative Investments	3,166	7,900	(59.9)	5,461	19,541	(72.1)
Other	(203)	-	N/M	(498)	-	N/M
Dividends	1,280	785	63.1	2,517	1,102	128.4
Miscellaneous	25	22	13.6	64	47	36.2
	36,056	41,492	(13.1)	70,720	86,660	(18.4)

Investment Expense	2,050	2,147	(4.5)	4,086	3,842	6.4

Net Investment Income Before Tax	34,006	39,345	(13.6)	66,634	82,818	(19.5)

Tax	8,296	9,925	(16.4)	16,149	21,273	(24.1)

Net Investment Income After Tax	$25,710	29,420	(12.6)	$50,485	61,545	(18.0)

Net Investment Income per Share	$0.46	0.53	(13.2)	$0.91	1.12	(18.8)

Effective Tax Rate	24.4%	25.2%		24.2%	25.7%

Average Yields :

Fixed Maturity Securities:
Pre Tax				3.42%	3.68%
After Tax				2.59%	2.81%

Portfolio:
Pre Tax				3.22%	4.18%
After Tax				2.44%	3.10%

	For the three months ended			Year to date:
	June	June		June	June
Net Realized Gains(Losses)	2012	2011		2012	2011
Fixed Maturities	177	1,678		361	1,235
Equity Securities	-	468		4,176	6,671
Short Term	-	-		(2)	-
Other Investments	1	-		1	-

Total	178	2,146		4,536	7,906
Net of Tax	116	1,395		2,949	5,139

As of June 30, 2012 new money rates for taxable fixed maturity securities were 2.45% on a pre-tax basis and 1.86% on an after-tax basis.

Selective Insurance Group, Inc.
2012 Statutory Results by Line of Business
2nd Qtr 2012 (unaudited)
($ in thousands)

	Net		Net				Underwriting	Dividends to
	Premiums	Percent	Premiums	Percent	Loss	LAE	Expense	Policyholders	Combined Ratio	Combined Ratio	Underwriting
	Written	Change	Earned	Change	Ratio	Ratio	Ratio	Ratio	2012	2011	Gain/(Loss)
Personal Lines:

Homeowners	$32,964	14.8%	$28,808	15.0%	80.9%	7.6%	31.2%	0.0%	119.7%	127.0%	$(6,981)
Auto	40,166	2.4%	37,897	1.9%	68.7%	11.8%	30.0%	0.0%	110.5%	114.8%	(4,639)
Other (including flood)	3,675	12.6%	3,251	7.1%	72.7%	(11.8)%	(56.5)%	0.0%	4.4%	23.2%	3,349
Total	$76,805	7.9%	$69,956	7.2%	74.0%	8.9%	26.3%	0.0%	109.2%	115.3%	$(8,271)

Commercial Lines:

Commerical property	$53,194	8.4%	$50,377	5.2%	72.9%	5.8%	37.5%	0.1%	116.3%	130.9%	$(9,291)
Workers compensation	66,764	0.1%	66,661	4.4%	68.4%	16.4%	26.4%	1.5%	112.7%	116.3%	(8,519)
General liability	99,222	9.7%	92,632	8.1%	51.0%	18.0%	33.3%	0.0%	102.3%	103.0%	(4,361)
Auto	74,912	3.0%	71,540	3.4%	55.7%	8.3%	31.8%	0.2%	96.0%	92.5%	1,751
Business owners policies	17,956	7.7%	17,266	5.2%	48.8%	14.3%	40.2%	0.0%	103.3%	120.3%	(841)
Bonds	5,531	8.1%	4,700	(0.5)%	17.5%	9.7%	57.1%	0.0%	84.3%	88.9%	265
Other	31,179	N/M	19,080	N/M	45.2%	17.6%	41.6%	0.0%	104.4%	44.1%	(5,861)
Total	$348,758	15.0%	$322,256	11.0%	58.1%	13.2%	33.9%	0.4%	105.6%	108.2%	$(26,858)

Grand Total	$425,563	13.6%	$392,212	10.3%	60.9%	12.5%	32.5%	0.3%	106.2%	109.5%	$(35,129)

Note: Some amounts may not foot due to rounding.

		2012	2011
	Losses Paid	$232,122	$208,085
	LAE Paid	41,031	39,894
	Total Paid	$273,153	$247,979

Selective Insurance Group, Inc.
2012 Statutory Results by Line of Business
June 2012 YTD (unaudited)
($ in thousands)

	Net		Net				Underwriting	Dividends to
	Premiums	Percent	Premiums	Percent	Loss	LAE	Expense	Policyholders	Combined Ratio	Combined Ratio	Underwriting
	Written	Change	Earned	Change	Ratio	Ratio	Ratio	Ratio	2012	2011	Gain/(Loss)
Personal Lines:

Homeowners	$58,171	14.3%	$56,766	14.4%	63.4%	9.8%	32.6%	0.0%	105.8%	119.3%	$(3,769)
Auto	77,441	2.4%	75,353	1.6%	68.1%	12.0%	30.0%	0.0%	110.1%	116.8%	(8,264)
Other (including flood)	6,738	9.2%	6,446	5.7%	61.5%	(3.9)%	(51.8)%	0.0%	5.8%	20.9%	6,224
Total	$142,351	7.3%	$138,565	6.7%	65.9%	10.3%	27.2%	0.0%	103.4%	113.3%	$(5,809)

Commercial Lines:

Commerical property	$106,222	9.1%	$99,748	3.8%	56.8%	6.0%	37.5%	0.0%	100.3%	108.8%	$(2,711)
Workers compensation	139,952	4.1%	132,472	4.8%	68.3%	16.3%	25.6%	1.6%	111.8%	119.5%	(17,510)
General liability	199,850	11.5%	182,775	8.6%	50.9%	17.7%	32.7%	0.0%	101.3%	101.7%	(7,891)
Auto	150,750	4.3%	142,024	2.3%	56.8%	8.3%	31.2%	0.0%	96.3%	92.4%	2,474
Business owners policies	36,187	9.2%	34,123	3.7%	46.3%	14.2%	40.9%	0.0%	101.4%	116.1%	(1,307)
Bonds	10,175	5.6%	9,363	(1.4)%	17.5%	8.7%	59.7%	0.0%	85.9%	81.0%	833
Other	60,248	N/M	31,971	N/M	43.4%	17.5%	42.1%	0.0%	103.0%	45.6%	(12,879)
Total	$703,384	16.5%	$632,476	9.6%	55.7%	13.1%	33.3%	0.3%	102.4%	104.4%	$(38,991)

Grand Total	$845,735	14.9%	$771,041	9.1%	57.5%	12.6%	32.3%	0.3%	102.7%	106.1%	$(44,800)

Note: Some amounts may not foot due to rounding.

		2012	2011
	Losses Paid	$439,015	$396,926
	LAE Paid	84,567	77,908
	Total Paid	$523,582	$474,834

SELECTIVE INSURANCE GROUP, INC. CONSOLIDATED BALANCE SHEETS	Unaudited
($ in thousands, except share amounts)	June 30, 2012	December 31, 2011
ASSETS
Investments:
Fixed maturity securities, held-to-maturity – at carrying value (fair value: $687,981 – 2012; $758,043 – 2011)	$643,501	712,348
Fixed maturity securities, available-for-sale – at fair value (amortized cost: $2,974,819 – 2012; $2,766,856 – 2011)	3,123,006	2,897,373
Equity securities, available-for-sale – at fair value (cost: $130,257 – 2012; $143,826 – 2011)	148,117	157,355
Short-term investments (at cost which approximates fair value)	135,823	217,044
Other investments	125,540	128,301
Total investments	4,175,987	4,112,421
Cash	141	762
Interest and dividends due or accrued	36,110	35,842
Premiums receivable, net of allowance for uncollectible accounts of: $3,470 – 2012; $3,768 – 2011	523,588	466,294
Reinsurance recoverables, net	441,492	561,855
Prepaid reinsurance premiums	136,808	147,686
Current federal income tax	1,230	731
Deferred federal income tax	113,925	120,094
Property and equipment – at cost, net of accumulated depreciation and amortization of:
$164,835 – 2012; $160,294 – 2011	45,689	43,947
Deferred policy acquisition costs	152,399	135,761
Goodwill	7,849	7,849
Other assets	52,190	52,227
Total assets	$5,687,408	5,685,469

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Reserve for losses and loss expenses	$3,044,363	3,144,924
Unearned premiums	970,806	906,991
Notes payable	307,373	307,360
Accrued salaries and benefits	113,598	119,297
Other liabilities	166,222	148,569
Total liabilities	$4,602,362	4,627,141

Stockholders’ Equity:
Preferred stock of $0 par value per share:
Authorized shares 5,000,000; no shares issued or outstanding	$—	—
Common stock of $2 par value per share Authorized shares 360,000,000 Issued: 97,960,814 – 2012; 97,246,711 – 2011	195,921	194,494
Additional paid-in capital	265,729	257,370
Retained earnings	1,120,143	1,116,319
Accumulated other comprehensive income	58,504	42,294
Treasury stock – at cost (shares: 43,009,821 – 2012; 42,836,201 – 2011)	(555,251)	(552,149)
Total stockholders’ equity	1,085,046	1,058,328
Commitments and contingencies
Total liabilities and stockholders’ equity	$5,687,408	5,685,469

SELECTIVE INSURANCE GROUP, INC. UNAUDITED CONSOLIDATED STATEMENTS OF INCOME	Quarter ended June 30,		Six Months ended June 30,
($ in thousands, except per share amounts)	2012	2011	2012	2011
Revenues:
Net premiums earned	$392,212	355,580	$771,041	706,923
Net investment income earned	34,006	39,345	66,634	82,818
Net realized gains (losses):
Net realized investment gains	272	2,315	5,051	8,705
Other-than-temporary impairments	(40)	163	(297)	(369)
Other-than-temporary impairments on fixed maturity securities recognized in other comprehensive income	(54)	(332)	(218)	(430)
Total net realized gains (losses)	178	2,146	4,536	7,906
Other income	2,511	2,499	6,044	5,379
Total revenues	428,907	399,570	848,255	803,026

Expenses:
Losses and loss expenses incurred	287,903	274,555	540,809	523,761
Policy acquisition costs	131,219	115,163	259,177	230,207
Interest expense	4,723	4,559	9,423	9,116
Other expenses	5,754	5,392	16,347	13,883
Total expenses	429,599	399,669	825,756	776,967
(Loss) income before federal income tax	(692)	(99)	22,499	26,059
Federal income tax expense (benefit):
Current	(500)	3,111	6,678	7,387
Deferred	(480)	(4,677)	(2,560)	(3,295)
Total federal income tax expense (benefit)	(980)	(1,566)	4,118	4,092
Net income	$288	1,467	$18,381	21,967

Earnings per share:
Basic net income	$0.01	0.03	$0.34	0.41
Diluted net income	$0.01	0.03	$0.33	0.40
Dividends to stockholders	$0.13	0.13	$0.26	0.26

SELECTIVE INSURANCE GROUP, INC. UNAUDITED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
	Quarter ended June 30,		Six Months ended June 30,
($ in thousands)	2012	2011	2012	2011
Net income	$288	1,467	18,381	21,967

Other comprehensive income, net of tax:
Unrealized gains on investment securities:
Unrealized holding gains arising during period	5,101	19,563	17,974	18,957
Non-credit portion of other-than-temporary impairments recognized in other comprehensive income	75	272	313	389
Amortization of net unrealized gains on held-to-maturity securities	(443)	(817)	(959)	(1,581)
Less: reclassification adjustment for gains included in net income	(142)	(1,393)	(2,975)	(5,130)
Total unrealized gains on investment securities	4,591	17,625	14,353	12,635

Defined benefit pension plans:
Amortization of net actuarial loss included in net income	905	718	1,808	1,436
Amortization of prior service cost included in net income	24	25	49	49
Total defined benefit pension plans	929	743	1,857	1,485
Other comprehensive income	5,520	18,368	16,210	14,120
Comprehensive income	$5,808	19,835	$34,591	36,087

SELECTIVE INSURANCE GROUP, INC. UNAUDITED CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY
	Six Months ended June 30,
($ in thousands)	2012	2011
Common stock:
Beginning of year	$194,494	192,725
Dividend reinvestment plan (shares: 46,603 – 2012; 47,488 – 2011)	93	95
Stock purchase and compensation plans (shares: 667,500 – 2012; 577,745 – 2011)	1,334	1,156
End of period	195,921	193,976

Additional paid-in capital:
Beginning of year	257,370	244,613
Dividend reinvestment plan	712	716
Stock purchase and compensation plans	7,647	6,860
End of period	265,729	252,189

Retained earnings:
Beginning of year, as previously reported	1,116,319	1,176,155
Add: Adjustment for the cumulative effect on prior years of applying retroactively the new method of accounting for deferred policy acquisition costs	—	(53,068)
Balance at beginning of year, as adjusted	1,116,319	1,123,087
Net income	18,381	21,967
Dividends to stockholders ($0.26 per share – 2012 and 2011)	(14,557)	(14,370)
End of period	1,120,143	1,130,684

Accumulated other comprehensive income:
Beginning of year	42,294	7,024
Other comprehensive income	16,210	14,120
End of period	58,504	21,144

Treasury stock:
Beginning of year	(552,149)	(549,408)
Acquisition of treasury stock (shares: 173,620 – 2012; 136,904 – 2011)	(3,102)	(2,526)
End of period	(555,251)	(551,934)
Total stockholders’ equity	$1,085,046	1,046,059

SELECTIVE INSURANCE GROUP, INC. UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOW	Six Months ended June 30,
($ in thousands)	2012	2011
Operating Activities
Net income	$18,381	21,967

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	19,550	16,261
Stock-based compensation expense	5,160	5,286
Undistributed losses (income) of equity method investments	496	(726)
Net realized gains	(4,536)	(7,906)

Changes in assets and liabilities:
Increase in reserves for losses and loss expenses, net of reinsurance recoverables	19,802	49,164
Increase in unearned premiums, net of prepaid reinsurance and advance premiums	75,172	30,183
(Decrease) increase in net federal income taxes	(3,058)	601
Increase in premiums receivable	(57,294)	(53,017)
Increase in deferred policy acquisition costs	(16,638)	(3,624)
(Increase) decrease in interest and dividends due or accrued	(500)	514
Decrease in accrued salaries and benefits	(5,699)	(555)
Decrease in accrued insurance expenses	(4,500)	(7,045)
Other-net	5,823	8,694
Net adjustments	33,778	37,830
Net cash provided by operating activities	52,159	59,797

Investing Activities
Purchase of fixed maturity securities, available-for-sale	(426,346)	(252,529)
Purchase of equity securities, available-for-sale	(40,430)	(123,141)
Purchase of other investments	(6,355)	(7,715)
Purchase of short-term investments	(795,707)	(694,764)
Purchase of subsidiary	255	—
Sale of subsidiary	445	670
Sale of fixed maturity securities, available-for-sale	37,699	64,104
Sale of short-term investments	876,928	713,111
Redemption and maturities of fixed maturity securities, held-to-maturity	57,152	99,560
Redemption and maturities of fixed maturity securities, available-for-sale	197,199	66,805
Sale of equity securities, available-for-sale	58,176	59,663
Distributions from other investments	8,442	14,046
Sale of other investments	1	16,357
Purchase of property and equipment	(6,793)	(2,843)
Net cash used in investing activities	(39,334)	(46,676)

Financing Activities
Dividends to stockholders	(13,442)	(13,225)
Acquisition of treasury stock	(3,102)	(2,526)
Net proceeds from stock purchase and compensation plans	2,225	2,355
Excess tax benefits from share-based payment arrangements	873	(185)
Net cash used in financing activities	(13,446)	(13,581)
Net decrease in cash	(621)	(460)
Cash, beginning of year	762	645
Cash, end of period	$141	185

Selective Insurance Group, Inc.
Combined Insurance Company Subsidiaries
Unaudited Statutory Balance Sheets
($ in thousands)

	Jun-30	Jun-30	Dec-31 *
	2012	2011	2011

ASSETS
Bonds	$3,569,892	3,488,872	3,452,204
Common stocks	148,117	136,577	157,355
Affiliated mortgage loan	37,791	38,462	38,131
Other investments	191,608	162,290	197,409
Short-term investments	113,584	102,166	183,070
Total investments	4,060,992	3,928,367	4,028,169

Cash on hand and in banks	(29,939)	(38,996)	(20,701)
Interest and dividends due and accrued	36,069	36,703	35,880
Premiums receivable	521,684	465,437	461,482
Reinsurance recoverable on paid losses and expenses	9,852	5,204	12,365
Deferred tax recoverable	148,848	131,197	137,659
EDP equipment	1,527	1,097	1,804
Equities and deposits in pools and associations	6,168	5,814	4,837
Receivable for sold securities	1,154	14	644
Other assets	27,065	29,475	27,964
Total assets	$4,783,420	4,564,312	4,690,103

LIABILITIES
Reserve for losses	$2,177,438	2,158,586	2,173,028
Reinsurance payable on paid loss and loss expense	1,282	886	1,285
Reserve for loss expenses	431,272	403,575	418,542
Unearned premiums	833,998	742,684	759,304
Reserve for commissions payable	43,046	40,309	44,488
Ceded balances payable	17,516	11,885	21,871
Federal income tax payable	6,563	4,884	12,176
Premium and other taxes payable	20,531	19,696	23,588
Borrowed money	58,042	13,017	58,043
Reserve for dividends to policyholders	3,670	3,197	3,470
Reserves for unauthorized reinsurance	1,785	1,811	1,785
Payable for securities	17,171	9,026	-
Funds withheld on account of others	7,136	5,156	6,538
Accrued salaries and benefits	76,876	63,729	80,601
Other liabilities	19,213	15,574	22,677
Total liabilities	3,715,539	3,494,015	3,627,396

POLICYHOLDERS' SURPLUS
Capital	34,225	28,325	32,325
Aggregate write-ins for special surplus funds	-	38,940	44,296
Paid in surplus	305,122	255,792	307,022
Unassigned surplus	728,534	747,240	679,064
Total policyholders' surplus	1,067,881	1,070,297	1,062,707
Total liabilities and policyholders' surplus	$4,783,420	4,564,312	4,690,103

* Includes the December 31, 2011 acquisition of Montpelier U.S. Insurance Company (now known as Mesa Underwriters Specialty Insurance Company).  Combined statutory filings for  2011 do not reflect the acquisition as this Company was not included in our intercompany pooling until January 1, 2012.

Selective Insurance Group, Inc.
Combined Insurance Company Subsidiaries
Unaudited Statutory Statements Of Income
($ in thousands)

	Three Months Ended				Six Months Ended
		June				June
UNDERWRITING	2012		2011		2012		2011

Net premiums written	$425,563		374,503		845,735		736,338

Net premiums earned	392,212		355,580		771,041		706,923

Net losses paid	232,122		208,085		439,015		396,926
Change in reserve for losses	6,841		25,695		4,411		47,029
Net losses incurred	238,963	60.9%	233,780	65.7%	443,426	57.5%	443,955	62.8%
Net loss expenses paid	41,031		39,894		84,567		77,908
Change in reserve for loss expenses	7,942		975		12,730		2,067
Net loss expenses incurred	48,973	12.5%	40,869	11.5%	97,297	12.6%	79,975	11.3%
Net underwriting expenses incurred	139,245	32.8%	120,322	32.2%	275,764	32.6%	235,131	32.0%
Total deductions	427,181		394,971		816,487		759,061
Statutory underwriting loss	(34,969)		(39,391)		(45,446)		(52,138)

Net loss from premium balances charged off	(864)		(1,345)		(2,105)		(2,703)
Finance charges and other income	1,934		2,481		4,895		5,339
Total other income	1,070	-0.3%	1,136	-0.3%	2,790	-0.3%	2,636	-0.4%
Policyholders' dividends incurred	(1,230)	0.3%	(1,461)	0.4%	(2,144)	0.3%	(2,747)	0.4%
Total underwriting loss	(35,129)	106.2%	(39,716)	109.5%	(44,800)	102.7%	(52,249)	106.1%

INVESTMENT
Net investment income earned	33,793		41,321		67,272		82,579
Net realized gain	175		2,117		4,533		7,877
Total income before income tax	(1,161)		3,722		27,005		38,207
Federal income tax expense	1,529		3,014		11,122		12,284

Net income / (loss)	$(2,690)		708		15,883		25,923

Policyholders' Surplus
Surplus, beginning of period	$1,083,174		1,083,848		1,062,707		1,073,025

Net income / (loss)	(2,690)		708		15,883		25,923
Change in deferred taxes	5,578		473		7,664		920
Change in unrealized gains	(2,917)		(1,211)		2,041		(1,160)
Dividends to stockholders	(12,709)		(14,506)		(28,474)		(29,012)
Change in cum. effect of acctg principle	-		-		44,296		-
Surplus - transferred to capital	(1,900)		-		(1,900)		-
Paid in common stock	1,900		-		1,900		-
Change in non-admitted assets	(2,524)		(602)		8,035		2,182
Change in additional admitted deferred taxes	-		1,587		(44,296)		(1,581)
Surplus adjustments	(31)		-		25		-

Net change in surplus for period	(15,293)		(13,551)		5,174		(2,728)

Surplus, end of period	$1,067,881		1,070,297		1,067,881		1,070,297

Statutory underwriting loss	$(35,129)		(39,716)		(44,800)		(52,249)

Adjustments under GAAP:
Deferred policy acquisition costs[1]	8,068		4,620		16,638		3,624
Pension costs	70		902		140		1,805
Other, net	29		192		(303)		120
GAAP underwriting loss	$(26,962)		(34,002)		(28,325)		(46,700)

1Prior year results have been restated to reflect the adoption of ASU 2010-26, "Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts."
Note: Some amounts or ratios may not foot due to rounding.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Alternative Investments
as of June 30, 2012
(unaudited)

	Inception	Original	Remaining	Current	YTD	DPI(1)	TVPI(2)
Fund	Year	Commitment	Commitment	Market Value	Income	Ratio	Ratio
Real Estate
Silverpeak RE II	2005	20,000,000	2,409,941	9,766,552	218,730	0.49	0.97
Silverpeak RE III	2008	15,000,000	8,063,280	3,194,035	(183,347)	0.02	0.48
Total - Real Estate		35,000,000	10,473,221	12,960,587	35,383	0.38	0.85
Mezzanine Financing
Neovara Euro Mezz	2004	9,000,000	-	788,057	(284,236)	0.95	1.01
GS Mezz V	2007	25,000,000	15,255,707	8,537,660	1,201,962	0.63	1.25
New Canaan V	2012	7,000,000	5,179,212	1,820,787	-	-	1.00
Centerfield Capital	2012	3,000,000	3,000,000	-	-	-	-
Total - Mezz. Financing		44,000,000	23,434,919	11,146,504	917,726	1.58	1.12
Distressed Debt
Varde VIII	2006	10,000,000	-	6,001,370	67,487	0.53	1.13
GS Distressed Opp III	2007	15,000,000	2,985,812	8,700,642	(32,915)	0.32	0.99
Total - Distressed Debt		25,000,000	2,985,812	14,702,012	34,572	0.41	1.05
Private Equity
Prospector	1997	5,000,000	-	410,981	(140)	2.79	2.88
Trilantic Capital Partners III	2004	10,000,000	1,242,835	4,005,128	193,363	1.29	1.72
NB Co-Invest	2006	15,000,000	1,818,701	9,899,339	992,858	0.59	1.29
Trilantic Capital Partners IV	2007	11,098,351	922,808	9,423,717	679,353	0.36	1.22
Total - Private Equity		41,098,351	3,984,344	23,739,165	1,865,434	0.97	1.57
Private Equity, Secondary Market
NB SOF	2005	12,000,000	899,494	6,476,281	262,569	0.68	1.26
GS Vintage IV	2007	20,000,000	4,544,079	14,570,906	62,247	0.43	1.20
NB SOF II	2008	12,000,000	3,207,509	8,548,882	510,837	0.43	1.35
Total - Pvt. Eq. Sec. Mkt.		44,000,000	8,651,082	29,596,069	835,653	0.50	1.25
Energy/Power Generation
ArcLight I	2002	15,000,000	1,655,505	130,689	(56,510)	1.80	1.81
ArcLight II	2003	15,000,000	2,295,492	2,789,988	(182,795)	1.23	1.38
ArcLight III	2006	15,000,000	2,037,794	8,135,801	(341,699)	0.71	1.23
Quintana Energy	2006	10,000,000	1,676,467	7,236,789	1,343,626	0.36	1.23
ArcLight IV	2007	10,000,000	2,717,373	3,284,522	132,037	0.99	1.33
Total - Energy/Power Generation		65,000,000	10,382,631	21,577,789	894,659	1.11	1.42
Venture Capital
Venture V	2001	10,000,000	800,000	7,856,075	877,440	0.34	1.19
Total - Venture Capital		10,000,000	800,000	7,856,075	877,440	0.34	1.19
TOTAL - ALTERNATIVE INVESTMENTS		$264,098,351	60,712,009	121,578,201	5,460,867	0.76	1.27
(1) Distributed to paid in ratio
(2) Total value to paid in ratio
Note: Some amounts may not foot due to rounding

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Municipal Bond Portfolio
State and Repayment Source Composition
June 30, 2012
($  in thousands)
(unaudited)

Exposure = 45% Held-to-Maturity; 55% Available-for-Sale

Repayment Source Composition by State
Market Values

State	Revenue	% of State	General Obligation (GO)-Local	% of State	General Obligation (GO)-State	% of State	TX - Permanent School Fund (PSF)	% of State	Total	% of Total
TX	54,345	54%	44,361	45%	1,120	1%	-	0%	99,826	7%
TX-PSF	-	0%	-	0%	-	0%	35,072	100%	35,072	3%
WA	35,592	39%	49,282	53%	7,084	8%	-	0%	91,958	7%
NY	81,363	96%	3,564	4%	-	0%	-	0%	84,927	6%
AZ	65,353	90%	7,189	10%	-	0%	-	0%	72,542	5%
CO	21,929	38%	34,405	59%	1,775	3%	-	0%	58,109	4%
FL	50,243	93%	-	0%	3,619	7%	-	0%	53,862	4%
IL	27,397	57%	20,353	43%	-	0%	-	0%	47,750	4%
OH	22,818	53%	13,398	31%	7,133	16%	-	0%	43,349	3%
NC	24,259	58%	13,791	33%	3,724	9%	-	0%	41,774	3%
MO	21,052	55%	17,017	45%	-	0%	-	0%	38,069	3%
Pre-refunded	50,901	58%	20,717	24%	12,170	14%	3,623	4%	87,411	7%
Other	357,350	62%	118,756	20%	105,032	18%	-	0%	581,138	44%
Grand Total	812,602	61%	342,833	26%	141,657	10%	38,695	3%	1,335,787	100%

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Credit Quality of Available-for-Sale Fixed Maturity Securities
June 30, 2012
($ in millions)
(unaudited)

	Fair Value	Unrealized Gain (Loss)	Average Credit Quality
AFS Fixed Maturity Portfolio:
U.S. government obligations[1]	$288.0	19.1	AA+
Foreign government obligations	42.8	1.2	AA
State and municipal obligations	736.5	41.3	AA
Corporate securities	1,348.7	65.6	A
Mortgage-backed securities ("MBS")	612.2	19.2	AA
Asset-backed securities ("ABS")	94.8	1.8	AAA
Total AFS fixed maturity portfolio	$3,123.0	148.2	AA-

State and Municipal Obligations:
Government obligations	$327.2	20.3	AA+
Special revenue obligations	409.3	21.0	AA
Total state and municipal obligations	$736.5	41.3	AA

Corporate Securities:
Financial	$430.3	13.9	A
Industrials	95.9	7.3	A
Utilities	89.8	4.8	A-
Consumer discretion	124.6	6.9	BBB+
Consumer staples	148.8	8.2	A
Healthcare	160.3	9.7	A+
Materials	66.7	4.0	A-
Energy	88.0	3.9	A-
Information technology	81.3	3.1	A
Telecommunications services	51.6	2.4	BBB+
Other	11.4	1.4	AA+
Total corporate securities	$1,348.7	65.6	A

MBS:
Government Guaranteed Agency commercial mortgage-backed securities ("CMBS")	$67.0	3.5	AA+
Non-agency CMBS	51.1	(1.4)	A+
Government Guaranteed Agency residential mortgage-backed securities ("RMBS")	102.6	4.8	AA+
Other Agency RMBS	340.1	11.8	AA+
Non-agency RMBS	44.6	0.4	BBB+
Alternative-A ("Alt-A") RMBS	6.8	0.1	AA+
Total MBS	$612.2	19.2	AA

ABS:
ABS	$93.5	1.8	AAA
Alt-A ABS[3]	0.7	-	D
Sub-prime ABS[2,3]	0.6	-	D
Total ABS	$94.8	1.8	AAA

[1] U.S. Government includes coporate securities fully guaranteed by the FDIC.
[2] We define sub-prime exposure as exposure to direct and indirect investments in non-agency residential mortgages with average FICO® scores below 650.
[3] Alt-A ABS and sub-prime ABS each consist of one security that is currently expected by rating agencies to default on its obligations.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Credit Quality of Held-to-Maturity Securities
June 30, 2012
($ in millions)
(unaudited)

	Fair Value	Carry Value	Unrecognized Holding Gain (Loss)	Unrealized Gain (Loss) in Accumulated Other Comprehensive Income	Total Unrealized Unrecognized Gain (Loss)	Average Credit Quality
HTM Fixed Maturity Portfolio:
Foreign government obligations	$5.4	5.5	(0.1)	0.2	0.1	AA+
State and municipal obligations	599.3	566.6	32.7	9.3	42.0	AA
Corporate securities	62.0	56.7	5.3	(1.3)	4.0	A
MBS	13.8	8.4	5.4	(1.4)	4.0	AA-
ABS	7.5	6.3	1.2	(1.2)	-	A
Total HTM fixed maturity portfolio	$688.0	643.5	44.5	5.6	50.1	AA

State and Municipal Obligations:
Government obligations	$196.0	186.6	9.4	5.0	14.4	AA
Special revenue obligations	403.3	380.0	23.3	4.3	27.6	AA
Total state and municipal obligations	$599.3	566.6	32.7	9.3	42.0	AA

Corporate Securities:
Financial	$15.6	14.0	1.6	(1.0)	0.6	BBB+
Industrials	19.1	17.4	1.7	(0.3)	1.4	A
Utilities	15.4	13.7	1.7	(0.1)	1.6	A
Consumer discretion	4.8	4.6	0.2	0.1	0.3	AA
Consumer staples	5.0	5.0	-	-	-	A
Materials	2.1	2.0	0.1	-	0.1	BBB
Total corporate securities	$62.0	56.7	5.3	(1.3)	4.0	A

MBS:
Non-agency CMBS	13.8	8.4	5.4	(1.4)	4.0	AA-
Total MBS	$13.8	8.4	5.4	(1.4)	4.0	AA-

ABS:
ABS	$5.2	4.6	0.6	(0.4)	0.2	BBB+
Alt-A ABS	2.3	1.7	0.6	(0.8)	(0.2)	AAA
Total ABS	$7.5	6.3	1.2	(1.2)	-	A